Current trade and other receivables	12 Months Ended
Dec. 31, 2023
Current trade and other receivables
Current trade and other receivables

16 Current trade and other receivables

	2023	2022	2021
	$m	$m	$m
Trade receivables	8,452	7,271	6,054
Less: Expected credit loss provision (Note 28)	(45)	(59)	(23)
	8,407	7,212	6,031
Other receivables	1,639	1,659	1,808
Prepayments	1,617	1,329	1,512
Government grants receivable	11	25	–
Accrued income	452	296	293
Trade and other receivables	12,126	10,521	9,644

Trade receivables include $1,977m (2022: $2,470m; 2021: $1,865m) measured at FVOCI classified ‘hold to collect and sell’ as they are due from customers that the Group has the option to factor, or relate to bank acceptance drafts received in settlement of trade receivables per common practice in China.

All other financial assets included within Current trade and other receivables are held at amortised cost with carrying value being a reasonable approximation of fair value.